BLACKROCK FUNDS II
BlackRock Intermediate Bond Portfolio II (the “Portfolio”)

SUPPLEMENT DATED MAY 5, 2009 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION, EACH DATED JANUARY 28, 2009

The Portfolio’s prospectus and statement of additional information are amended as set forth below:

Effective May 5, 2009, the Portfolio’s name will change to “BlackRock Bond Portfolio”.

Code #PR&SAI-IBII-SUP-0409